Prudential QMA Strategic Value Fund
Prudential QMA Small-Cap Value Fund
Prudential QMA Mid-Cap Value Fund (each, a “Fund”)

Supplement dated July 11, 2016 to each Fund’s
Currently Effective Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”)

Deborah D. Woods, who currently serves as a portfolio manager for each Fund, has announced her intention to retire from Quantitative Management Associates LLC during the first quarter of 2017. Mitchell Stern, PhD, Stephen Courtney and Robert Leung, CFA are expected to continue to serve as portfolio managers for each Fund following Ms. Woods’ retirement.

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